EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


NAME:                                   SANTOS AMERICAS AND EUROPE CORPORATION

ADDRESS:                                10111 RICHMOND AVENUE, SUITE 500
                                        HOUSTON, TEXAS 77042

DESIGNATED FILER:                       SANTOS INTERNATIONAL HOLDINGS PTY LTD.

ISSUER & TICKER SYMBOL:                 TIPPERARY CORPORATION [TPY]


DATE OF EVENT REQUIRING STATEMENT:      10/28/2005


SIGNATURE:                              BY:   /s/ Kathleen A. Hogenson
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                                        NAME:  Kathleen A. Hogenson
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                                        TITLE: President
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NAME:                                   SANTOS LIMITED

ADDRESS:                                SANTOS HOUSE GROUND FLOOR
                                        91 KING WILLIAM STREET
                                        ADELAIDE, AUSTRALIA 5000

DESIGNATED FILER:                       SANTOS INTERNATIONAL HOLDINGS PTY LTD.

ISSUER & TICKER SYMBOL:                 TIPPERARY CORPORATION [TPY]


DATE OF EVENT REQUIRING STATEMENT:      10/28/2005


SIGNATURE:                              BY:   /s/ Wesley Jon Glanville
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                                        NAME:  Wesley Jon Glanville
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                                        TITLE: Company Secretary
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